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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                       January 20, 1997 (January 7, 1997)
                       ----------------------------------



                          PREMIERE RADIO NETWORKS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)





DELAWARE                           0-20065                      95-4083971
(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)                Identification
incorporation)                                                   Number)





     15260 Ventura Boulevard, Suite 500, Los Angeles, California  91403-5339
     -----------------------------------------------------------------------
          (Address of principal executive offices, including ZIP code)


       Registrant's telephone number, including area code:  (818)377-5300
                                                            -------------


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ITEM 2. ACQUISITION(S) OR DISPOSITION(S) OF ASSETS

ACQUISITION OF AFTER MIDNITE ENTERTAINMENT, INC.

     Effective on January 7, 1997 ("Closing Date"), pursuant to an Agreement and Plan of Merger By and Among the Company, After MidNite Entertainment, Inc. ("AME") and the Shareholders of AME dated as of January 1, 1997 (the "Merger Agreement"), a wholly-owned merger subsidiary of the Company acquired 100% of the outstanding shares of AME for consideration consisting of $3,900,000 cash and 400,000 shares of the Company's Class A Common Stock ("Class A Stock"). Under the terms of the Merger Agreement, the Company has agreed to pay additional consideration either in cash or additional shares of Class A Stock, at its option, if the market value of the Class A Stock is less than $16.00 per share one year from the Closing Date. The purchase price was determined by arms length negotiations.

     Based in Los Angeles, California, AME is an independent creator, producer and distributor of music related radio programs and a distributor of a production music library service. AME distributes its programs and production music library service to third-party radio station affiliates in exchange for commercial broadcast time. Pursuant to the terms of the Merger Agreement, the sellers assumed responsibility for all pre-acquisition accounts payable or other obligations of AME, except for certain commitments under real property and equipment leases. In addition, the sellers acquired AME's pre-Closing accounts receivable and cash balances as of the Closing. The acquisition of AME will be accounted for by the Company as a purchase, and the cash consideration was financed entirely through existing working capital of the Company.

     In connection with the transaction, the Company entered into various agreements with Eric Weiss, a shareholder of AME prior to the merger, whereby, among other things, the Company paid Mr. Weiss a transaction fee in the amount of $500,000. In addition, the Company has agreed to retain Mr. Weiss under a two-year consulting agreement and Mr. Weiss will be nominated to the Company's Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS(ES) ACQUIRED

          Because none of the conditions set forth in the definition of significant subsidiary of Regulation S-B, item 310, paragraph (c)(2), exceeds twenty percent (20%), the Company has not provided audited financial statements.

     (b)  PRO FORMA FINANCIAL INFORMATION

     Not applicable.


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     (c)  Exhibits                                                         Page
          --------                                                         ----

     10.22     Agreement and Plan of Merger By and Among Premiere
Radio Networks, Inc., After MidNite Entertainment, Inc. and the
Shareholders of After MidNite Entertainment, Inc. as of January 1, 1997    4*


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* Enclosed herewith.



                                    SIGNATURE

     Pursuant to the rules of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                         PREMIERE RADIO NETWORKS, INC.
                         -----------------------------




                         By:       /s/ Daniel M. Yukelson
                              --------------------------------------------------
                                   Daniel M. Yukelson, Vice President
                                   /Finance and Chief Financial Officer,
                                   and Secretary

                         Date: January 20, 1997
                               -------------------------------------------------


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